SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934
          Date of Report (Date of Earliest Event Reported) May 16, 2002

                   INTERNATIONAL BIOCHEMICAL INDUSTRIES, INC.
                                    formerly
                          BIOSHEILD TECHNOLOGIES, INC.

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             (Exact Name of Registrant as Specified in its Charter)

            Georgia                   0-24913                58-2181628
   ---------------------------- ------------------------ --------------------
   (State or Other Jurisdiction  (Commission File Number)    (IRS Employer
          of Incorporation)                               Identification Number)



       4505 International Boulevard, Suite B-109, Norcross, Georgia 30093

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                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 770-925-3653

Item 5.  Other Events

On June 6, 2002 the Company filed a Form 8-K with date of Report of May 16, 2002, wherein it reported under Item 5, the entry into a Letter Agreement ("Agreement") with a firm known as Aerus. The Agreement indicated, in part, that the due diligence process provided for was expected to be concluded on or before September 16, 2002. A copy of the Letter Agreement was filed as Exhibit 99 to such Form 8-K.

The due diligence period having ended, the parties thereto have mutually agreed not to go forward with the proposed transaction.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            INTERNATIONAL BIOCHEMICAL
INDUSTRIES, INC.



                                           By: /Timothy C. Moses/


                                           ------------------------------------
Timothy C. Moses
                                           President and Chief Executive Officer

Dated: October 7, 2002